EXHIBIT 10.26


                             CONSENT AND AGREEMENT
                           (Citibank / Alamosa LLC)

      This Consent and Agreement (this "Consent and Agreement") is entered into as of February 14, 2001, between SPRINT SPECTRUM L.P., a Delaware limited partnership ("Sprint Spectrum"), SPRINTCOM, INC., a Kansas corporation ("SprintCom"), SPRINT COMMUNICATIONS COMPANY, L.P., a Delaware limited partnership ("Sprint Communications"), COX COMMUNICATIONS PCS, L.P., a Delaware limited partnership ("Cox Communications"), COX PCS LICENSE, LLC, a Delaware limited liability company ("Cox License"), WIRELESSCO, L.P., a Delaware limited partnership ("WirelessCo" and together with Sprint Spectrum, SprintCom, Sprint Communications, Cox Communications and Cox License, the "Sprint Parties"), and CITICORP USA, INC., a Delaware corporation, as administrative agent (together with any successors thereof in accordance with the Credit Agreement hereinafter described, the "Administrative Agent") for the lenders under that certain Credit Agreement among ALAMOSA HOLDINGS, LLC, a Delaware limited liability company ("Borrower"), the Administrative Agent and the lenders from time to time party thereto (the "Lenders").

      Upon the consummation of the Transactions (as defined in that certain Commitment Letter dated November 22, 2000, between CITICORP NORTH AMERICA, INC., SALOMON SMITH BARNEY, INC., TD SECURITIES (USA) INC., EXPORT DEVELOPMENT CORPORATION and ALAMOSA HOLDINGS, INC., as amended on January 30, 2001 (the "Commitment Letter")), Borrower will own, directly or indirectly, all of the outstanding capital stock of the following subsidiaries, each of which has entered into a Sprint PCS Management Agreement (each such agreement, as it may be amended, modified, or supplemented from time to time, a "Management Agreement" and collectively, the "Alamosa Management Agreements") with Sprint Spectrum and Sprint Communications, and in some instances with other related companies of Sprint Spectrum, dated and effective as of the date set forth after each such subsidiary of Borrower, providing for the design, construction and management of the Service Area Network (as defined therein): TEXAS TELECOMMUNICATIONS, LP, a Texas limited partnership ("Texas")(December 23,
1999), ALAMOSA WISCONSIN LIMITED PARTNERSHIP, a Wisconsin limited partnership ("Wisconsin")(December 6, 1999), ROBERTS WIRELESS COMMUNICATIONS, LLC, a Missouri limited liability company ("Roberts")(June 8, 1998), and WASHINGTON OREGON WIRELESS LLC, a Delaware limited liability company ("WOW")(January 25, 1999) (each individually an "Affiliate" and collectively, the "Affiliates").

      Along with a Management Agreement, each Affiliate has also entered into the Sprint PCS Services Agreement (each such agreement, as it may be amended, modified, or supplemented from time to time, a "Services Agreement" and collectively, the "Alamosa Service Agreements") and the Sprint Trademark and Service Mark License Agreement and the Sprint Spectrum Trademark and Service Mark License Agreement (together, as they may be amended, modified, or supplemented from time to time, the "License Agreements" and collectively, the "Alamosa License Agreements") (the Management Agreement, the Services Agreement and the License Agreements and all other agreements between each Affiliate or its subsidiaries, on the one hand and the Sprint Parties or any subsidiary of Sprint Corporation on the other hand whether entered into prior to, on, or after the date hereof that relate to the Service Area Network as they may be amended, modified, or supplemented from time to time, collectively, the "Sprint Agreements" and all such Sprint Agreements collectively, the "Alamosa Sprint Agreements"). Each Affiliate will continue to be responsible for its obligations and responsibilities under and with respect to the Sprint Agreements. Further, as set forth in the Acknowledgment, Consent and Agreements attached to this Consent and Agreement, Borrower, each Guarantor (as defined below) and each Affiliate agree to be responsible for the obligations and responsibilities of each Affiliate under and with respect to the Sprint Agreements and this Consent and Agreement.

      Borrower and certain of its affiliated entities have entered into or concurrently herewith are entering into that certain Credit Agreement dated as of February 14, 2001, with the Administrative Agent and the Lenders (such Credit Agreement, as it may be amended, supplemented, restated, replaced or otherwise modified from time to time, the "Credit Agreement"), to provide financing for a portion of the costs of the design and construction of the Service Area Networks, to provide financing for the Transactions and for certain other purposes. The Credit Agreement and each note, security agreement, pledge agreement, guaranty and any and all other agreements, documents or instruments entered into in connection with any of the foregoing, as the same may from time to time be amended, supplemented, restated, replaced or otherwise modified from time to time, shall collectively be referred to as the "Loan Documents."

      The Obligations under the Loan Documents are guaranteed by ALAMOSA HOLDINGS, INC., a Delaware corporation ("Holdco"), by ALAMOSA PCS HOLDINGS, INC., a Delaware corporation that is a wholly-owned subsidiary of Holdco ("APCS"), by ALAMOSA (DELAWARE), INC., a Delaware corporation that is wholly-owned subsidiary of APCS and the sole member of Borrower ("APCS"), by each Affiliate, and by each other existing and subsequently acquired or organized direct or indirect subsidiary of Alamosa Delaware other than the Unrestricted Subsidiaries (collectively, the "Guarantors") pursuant to that certain Guarantee Agreement executed by the Guarantors in favor of the Administrative Agent (the "Guarantee Document").

      As a condition to the availability of credit to Borrower under the Credit Agreement, the Administrative Agent and the Lenders have required the execution and delivery of this Consent and Agreement by the Sprint Parties and have required that Borrower, Affiliates and the other Guarantors acknowledge, consent and agree to all terms and provisions of this Consent and Agreement. This Consent and Agreement replaces and supersedes the Consent and Agreements previously entered into by the Affiliates.

      One or more of the Sprint Parties hold, directly or indirectly, the licenses for the service areas managed by the Affiliates as contemplated in the Alamosa Management Agreements. As used in this Consent and Agreement, the term "Sprint PCS" shall refer in each particular instance or application to the Sprint Party that owns the License in that portion of the Service Area to which the subject of the instance or application applies.

      All capitalized terms in this Consent and Agreement shall have the same meanings ascribed to them in the Management Agreements unless otherwise provided in this Consent and Agreement; provided, that the terms "Commitments", "Default", "Event of Default", "Loan Documents",
"Obligations" and "Unrestricted Subsidiaries" shall have the meanings ascribed to them in the Credit Agreement.

      Accordingly, each Sprint Party and the Administrative Agent, on behalf of itself and for the Lenders, hereby agrees as follows:

      SECTION 1. Consent to Security Interest. In connection with the transactions contemplated by the Credit Agreement and the other Loan Documents, (a) Borrower has granted or will grant to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in and lien upon substantially all of its assets and property, tangible and intangible, whether now owned or hereafter acquired or arising, and all proceeds and products thereof and accessions thereto including but not limited to the Operating Assets, and a first priority security interest in and pledge of all partnership interests, membership interests or other equity interests in each Affiliate (collectively, the "Pledged Equity"), and (b) each Affiliate has granted or will grant to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in and lien upon substantially all of its assets and property, tangible and intangible, whether now owned or hereafter acquired or arising, and all proceeds and products thereof and accessions thereto, including but not limited to the Operating Assets, and a first priority security interest and lien upon the rights of Affiliate in, to and under the Sprint Agreements. The foregoing security interests, liens and pledges are referred to collectively as the "Security Interests" and the foregoing assets and property in which the Administrative Agent, for the benefit of the Lenders, has been or will be granted a first priority security interest in and lien are referred to collectively as the "Collateral". In addition to the foregoing, each of the other affiliated entities of Borrower and each Affiliate have granted or will grant to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in and lien upon substantially all of its assets and property, tangible and intangible, whether now owned or hereafter acquired or arising, and all proceeds and products thereof and accessions thereto, which security interests and liens are referred to collectively as the "Additional Security Interests" and which assets and property are referred to collectively as the "Additional Collateral." Each Sprint Party (i) acknowledges notice of the Credit Agreement and the other Loan Documents, (ii) consents to the granting of the Security Interests in the Collateral and of the Additional Security Interests in the Additional Collateral to the Administrative Agent, for the benefit of the Lenders, and (iii) agrees that (a) neither it nor any subsidiary of Sprint Corporation will challenge or contest that the Security Interests and the Additional Security Interests are valid, enforceable and duly perfected first priority security interests and liens in and to the Collateral and the Additional Collateral, (b) neither it nor any subsidiary of Sprint Corporation will argue that any such Security Interest or Additional Security Interest is subject to avoidance, limitation or subordination under any legal or equitable theory or cause of action, and (c) so long as an Affiliate's Management Agreement is in effect, it will not sell, transfer or assign all or part of the Licenses within such Affiliate's Service Area that such Affiliate has the right to use; provided, however, that notwithstanding the foregoing, a Sprint Party may at any time sell, transfer or assign all or part of the Licenses within such Affiliate's Service Area that such Affiliate has the right to use in accordance with a transaction allowed under Section 17.15.5 of such Affiliate's Management Agreement, so long as the buyer, transferee or assignee, as the case may be, agrees to be bound by the terms of this Consent and Agreement with respect to the assets bought, transferred and assigned, and a Sprint Party may at any time sell, transfer or assign its rights and obligations under all of the Alamosa Management Agreements, Alamosa Services Agreements and any related agreements to a third party as permitted under such Section 17.15.5.

      Each Sprint Party acknowledges and agrees that (i) Sections 17.15.1 and 17.15.2 of the Alamosa Management Agreements do not apply to the assignment of any Affiliate's rights under the Alamosa Sprint Agreements to the Administrative Agent or the Lenders under the Loan Documents or in connection with a transaction permitted pursuant to this Consent and Agreement to any other Person pursuant to the Loan Documents or to any other assignment in connection with any transaction permitted pursuant to this Consent and Agreement and (ii) Section 17.15.3 of the Alamosa Management Agreements shall not apply to any Change of Control of any Affiliate in connection with the exercise by the Administrative Agent of any of its rights or remedies under the Loan Documents, including without limitation in connection with the sale of the partnership, membership or shareholder interests of such Affiliate to any Person or to any other Change of Control of such Affiliate; provided, however, Section 17.15.3 of the Alamosa Management Agreements shall apply to any such transaction if such transaction is not with the Administrative Agent or the Lenders or is not a transaction permitted pursuant to this Consent and Agreement. It is understood that any assignment described in this Section 1 to the Administrative Agent or the Lenders is hereby consented to by the Sprint Parties; provided, that any subsequent assignment by the Administrative Agent or the Lenders shall be in accordance with the terms of this Consent and Agreement.

      SECTION 2. Payments. Upon receipt of the Administrative Agent's written instructions, each Sprint Party agrees to make all payments (if any) to be made by it under the Alamosa Sprint Agreements, subject to its rights of setoff or recoupment with respect to such payments as permitted under Section 10.6 of the Alamosa Management Agreements, to any Affiliate directly to the Administrative Agent, or otherwise as the Administrative Agent shall direct; provided, that during the period that Sprint PCS is making such payments directly to the Administrative Agent or its designee pursuant to this Section 2, Sprint PCS' setoff and recoupment rights under such Section 10.6 shall not be limited to undisputed amounts. The Administrative Agent hereby agrees that the Administrative Agent will not give any such written instructions for it to receive such payments directly from a Sprint Party unless an Event of Default has occurred under the Credit Agreement and is continuing, and that such written instructions will require the payments to be redirected with respect to all (and not fewer than all) of the Affiliates. Such written instructions to make payments directly to the Administrative Agent shall be effective only so long as an Event of Default is continuing, and the Administrative Agent will revoke such instructions promptly following the cure of such Event of Default. Any payments made by any Sprint Party directly to, or at the direction of, the Administrative Agent shall fully satisfy any obligation of such Sprint Party to make payments to any Affiliate under the Alamosa Sprint Agreements to the extent of such payments.

      SECTION 3. Notice and Effect of Event of Default, Management Agreement Breach and Event of Termination. The Administrative Agent agrees to provide to Sprint PCS a copy of any written notice that Administrative Agent sends to Borrower, promptly after sending such notice, that a Default or an Event of Default has occurred and is continuing, and Sprint PCS agrees to provide to the Administrative Agent a copy of any written notice that Sprint PCS sends to an Affiliate, promptly after sending such notice, that an Event of Termination or an event that if not cured, or if notice is provided, will constitute an Event of Termination (each of an Event of Termination and an event that if not cured would constitute an Event of Termination, a "Management Agreement Breach") has occurred. The Sprint Parties acknowledge that the Administrative Agent has informed them that an Event of Termination constitutes an Event of Default under the Loan Documents, and the Sprint Parties further acknowledge that the Alamosa Management Agreements do not prohibit Affiliates from curing such an Event of Default.

      SECTION 4. Event of Default without a Management Agreement Breach.

            (a) Affiliates Remain as Managers or Interim Manager Appointed. Upon and during the continuation of an Event of Default when no Management Agreement Breach as to which Sprint PCS has given the Administrative Agent notice exists on the original date of occurrence of such Event of Default, the Administrative Agent may, by prior written notice to Sprint PCS, with respect to the Affiliates, (i) allow the Affiliates to continue to act as Managers under their respective Sprint Agreements, (ii) appoint Sprint Spectrum to act as "Interim Manager" under the Alamosa Sprint Agreements, or (iii) appoint a Person other than Sprint Spectrum to act as Interim Manager under the Alamosa Sprint Agreements; provided, however, that if the Administrative Agent appoints an Interim Manager for one Affiliate, then the Administrative Agent appoints such Interim Manager as the Interim Manager for each of the other Affiliates. If the Administrative Agent initially allows the Affiliates to continue to act as Managers under the Alamosa Sprint Agreements, the Administrative Agent may later, during a continuation of an Event of Default, remove the Affiliates as Managers and take the action described above in clauses (ii) and (iii). The date on which a Person begins serving as Interim Manager shall be the "Commencement Date."

            (b) Sprint Spectrum or Sprint Spectrum Designee as Interim Manager. If the Administrative Agent appoints Sprint Spectrum as Interim Manager as permitted under Section 4(a), within 14 days after its appointment Sprint Spectrum shall accept the position or designate another Person (a "Sprint Spectrum Designee") to act as Interim Manager under the Alamosa Sprint Agreements for each of the Affiliates. The Administrative Agent shall accept Sprint Spectrum and any Sprint Spectrum Designee that is then acting as an Other Manager (other than an Affiliate) to act as Interim Manager under the Alamosa Sprint Agreements. Any Sprint Spectrum Designee that is not an Other Manager must be acceptable to the Administrative Agent, which acceptance will not be unreasonably withheld. If, within 30 days after the Administrative Agent gives Sprint Spectrum notice of its appointment as Interim Manager, Sprint Spectrum or a Sprint Spectrum Designee does not agree to act as Interim Manager, then the Administrative Agent shall have the right to appoint an Administrative Agent Designee as Interim Manager in accordance with
      Section 4(c). At the discretion of the Administrative Agent, Sprint Spectrum or the Sprint Spectrum Designee shall serve as Interim Manager for up to six months from the Commencement Date.

            Upon the expiration of its initial six-month period as Interim Manager under the Alamosa Sprint Agreements, Sprint Spectrum or the Sprint Spectrum Designee will agree, at the written request of the Administrative Agent, to serve as Interim Manager for up to six months from such expiration date until the Administrative Agent gives Sprint Spectrum or the Sprint Spectrum Designee at least 30 days' written notice of its desire to terminate the relationship; provided, that the extended period will be for 12 months rather than six months (for a complete term of 18 months) in the event, as of the date of the initial appointment, the aggregate number of pops that the Affiliates and all Other Managers have the right to serve under their respective management agreements with the Sprint Parties is less than 40 million (such six or 12 month period, the "Extension Period"). If Sprint Spectrum's or the Sprint Spectrum Designee's term as Interim Manager is so extended at the request of the Administrative Agent, then the Administrative Agent agrees that Sprint Spectrum's or the Sprint Spectrum Designee's right to be reimbursed by an Affiliate promptly for all amounts previously expended by Sprint Spectrum or the Sprint Spectrum Designee under Section 11.6.3 of the Management Agreements of such Affiliates (which expenditures were incurred in accordance with Section 9 of this Consent and Agreement) shall no longer be subordinated to the Obligations as provided in Section 9 in this Consent and Agreement, and Sprint Spectrum's or the Sprint Spectrum Designee's right to be reimbursed by such Affiliate for any expenses it incurs pursuant to its rights under Section 11.6.3 of the Alamosa Management Agreements as provided in the Management Agreement (which expenditures were incurred in accordance with Section 9 of this Consent and Agreement) shall not be subject to the subordination to the Obligations as provided in Section 9 of this Consent and Agreement; provided, that Sprint Spectrum or the Sprint Spectrum Designee's right to be reimbursed for amounts expended under Section
      11.6.3 of the Alamosa Management Agreements that in the aggregate exceed the Reimbursement Limit (as defined in the next sentence) shall remain subordinated to the Obligations as provided in Section 9 of this Consent and Agreement. The term "Reimbursement Limit" means the amount equal to 5% of the sum of the equity plus the long-term debt (i.e., notes that on their face are scheduled to mature more than one year from the date issued), as reflected on the Borrower's member's books on a fully-consolidated basis. Borrower and each Affiliate and Guarantor agrees to promptly pay Sprint Spectrum or the Sprint Spectrum Designee any amount that Sprint Spectrum or the Sprint Spectrum Designee does not collect from the applicable Affiliate as permitted under the preceding sentence within 60 days after such amount is due from such Affiliate. Notwithstanding any other provision in this Section 4(b) to the contrary, Sprint Spectrum or the Sprint Spectrum Designee shall not be required to continue to serve as Interim Manager during the Extension Period at any time after 30 days following delivery by it to the Administrative Agent of written notice that Sprint Spectrum or the Sprint Spectrum Designee needs to expend amounts under Section 11.6.3 of any Management Agreement that Sprint Spectrum or the Sprint Spectrum Designee reasonably believes will not be reimbursed based on the projected Collected Revenues for the remainder of the Extension Period or reimbursed by the Lenders. If it becomes necessary for Sprint Spectrum or the Sprint Spectrum Designee to expend any amount that it believes will not be reimbursed or that exceeds the Reimbursement Limit, Sprint Spectrum or the Sprint Spectrum Designee is not required to incur such expense.

            Upon the termination or expiration of the term of Sprint Spectrum or the Sprint Spectrum Designee as Interim Manager, the Administrative Agent shall have the right to appoint a successor Interim Manager in accordance with Section 4(c); provided, that the Administrative Agent must appoint the same Person to act as Interim Manager for each of the other Affiliates.

            (c) Administrative Agent Designee as Interim Manager. If the Administrative Agent elects to appoint a Person other than Sprint Spectrum to act as Interim Manager under the Alamosa Sprint Agreements (an "Administrative Agent Designee") as permitted under Sections 4(a)(iii) and 4(b), such Administrative Agent Designee must
      (i) agree to serve as Interim Manager for six months unless terminated earlier by Sprint PCS because of a material breach by the Administrative Agent Designee of the terms of the Sprint Agreements that is not timely cured or by the Administrative Agent in its discretion, (ii) meet the applicable "Successor Manager Requirements" set forth below in Section 13, and (iii) agree to comply with the terms of the Alamosa Sprint Agreements but will not be required to assume the existing liabilities of any Affiliate. In the case of a proposed Administrative Agent Designee, Sprint PCS shall provide to the Administrative Agent, within 10 Business Days after the request therefor, a detailed description of all information reasonably requested by Sprint PCS to enable Sprint PCS to determine if a proposed Administrative Agent Designee satisfies the Successor Manager Requirements. Sprint PCS agrees to inform Administrative Agent within 20 days after it receives such information respecting such proposed Administrative Agent Designee from the Administrative Agent whether such designee satisfies the Successor Manager Requirements. If Sprint PCS does not so inform the Administrative Agent within such 20-day period, then Sprint PCS shall be deemed to agree, for all purposes of this Consent and Agreement, that such proposed designee satisfies the Successor Manager Requirements. A Person that satisfies the Successor Manager Requirements (or is deemed to satisfy such requirements) qualifies under the Alamosa Management Agreements to become a Successor Manager, unless the Administrative Agent Designee materially breaches the terms of any Alamosa Sprint Agreement while acting as Interim Manager or no longer meets the Successor Manager Requirements. The Administrative Agent Designee may continue to serve as Interim Manager after the initial six-month period at the Administrative Agent's discretion, so long as the Administrative Agent Designee continues to satisfy the Successor Manager Requirements and it does not materially breach the terms of the any Alamosa Sprint Agreement. If the Administrative Agent Designee materially breaches any Alamosa Sprint Agreements while acting as Interim Manager, then Sprint PCS and the Administrative Agent have the rights set forth in Section 5; provided, that Sprint PCS may not allow an Affiliate to act as the Manager of the Alamosa Sprint Agreements without the Administrative Agent's consent.

      SECTION 5. Event of Default Created by a Management Agreement Breach.

            (a) Affiliate Remains as Manager or Interim Manager Appointed. Upon an Event of Default created by a Management Agreement Breach or an Event of Termination (so long as at such time an Event of Default not created by a Management Agreement Breach or an Event of Termination as to which Administrative Agent has given Sprint PCS notice is not in existence), Sprint PCS may by prior written notice to the Administrative Agent (i) allow each Affiliate to continue to act as the Manager under its respective Sprint Agreements if approved by the Administrative Agent, (ii) act as Interim Manager under all of the Alamosa Sprint Agreements (in the case of Sprint Spectrum) or appoint Sprint Spectrum as Interim Manager (in the case of SprintCom or Cox License), or (iii) appoint a Sprint Spectrum Designee to act as Interim Manager under all of the Alamosa Sprint Agreements as provided in paragraph (b) below. If Sprint PCS initially allows the Affiliates to continue to act as Managers under the Alamosa Sprint Agreements, Sprint PCS may later remove the Affiliates as Managers and take the action described above in clauses (ii) and (iii); provided, however, that if Sprint PCS acts as Interim Manager or appoints an Interim Manager for one Affiliate, then Sprint PCS must act as Interim Manager or appoint an Interim Manager for each of the other Affiliates. The Administrative Agent shall have no right to appoint an Interim Manager when an Event of Default is caused by a Management Agreement Breach or an Event of Termination (unless an Event of Default not created by a Management Agreement Breach or an Event of Termination is in existence), unless Sprint PCS elects not to act as Interim Manager or to appoint a Sprint Spectrum Designee with respect to the Affiliate that is subject to the Management Agreement Breach or Event of Termination.

            (b) Sprint Spectrum or Sprint Spectrum Designee as Interim Manager. If Sprint Spectrum acts as Interim Manager or designates a Sprint Spectrum Designee to act as Interim Manager under the Alamosa Sprint Agreements, the Interim Manager shall serve as Interim Manager for up to six months from the Commencement Date, at the discretion of Sprint Spectrum. The Administrative Agent shall accept Sprint Spectrum and any Sprint Spectrum Designee that is then acting as an Other Manager (other than an Affiliate) to act as Interim Manager under the Alamosa Sprint Agreements. Any Sprint Spectrum Designee that is not then acting as an Other Manager must be acceptable to the Administrative Agent, which acceptance will not be unreasonably withheld.

            Upon the expiration of its initial six-month period as Interim Manager under the Alamosa Sprint Agreements, Sprint Spectrum or the Sprint Spectrum Designee will agree to serve as Interim Manager for the Extension Period until the Administrative Agent gives Sprint Spectrum or the Sprint Spectrum Designee at least 30 days' written notice of its desire to terminate the relationship. If Sprint Spectrum's or the Sprint Spectrum Designee's term as Interim Manager is extended, then the Administrative Agent agrees that Sprint Spectrum's or the Sprint Spectrum Designee's right to be reimbursed by any Affiliate promptly for all amounts previously expended by Sprint Spectrum or the Sprint Spectrum Designee under Section 11.6.3 of the Management Agreement of such Affiliate (which expenditures were incurred in accordance with Section 9 of this Consent and Agreement) shall no longer be subordinated to the Obligations as provided in Section 9 of this Consent and Agreement, and Sprint Spectrum's or the Sprint Spectrum Designee's right to be reimbursed by such Affiliate for any expenses it incurs pursuant to its rights under Section 11.6.3 of the Alamosa Management Agreements as provided in the Management Agreement (which expenditures were incurred in accordance with Section 9 of this Consent and Agreement) shall not be subject to subordination to the Obligations as provided in Section 9 of this Consent and Agreement; provided, that Sprint Spectrum's or the Sprint Spectrum Designee's right to be reimbursed for amounts expended under Section 11.6.3 of the Alamosa Management Agreements that in the aggregate exceed the Reimbursement Limit shall remain subordinated to the Obligations as provided in Section 9 of this Consent and Agreement. Borrower and each Affiliate and Guarantor agrees to promptly pay Sprint Spectrum or the Sprint Spectrum Designee any amount that Sprint Spectrum or the Sprint Spectrum Designee does not collect from the applicable Affiliate as permitted under the preceding sentence within 60 days after such amount is due from such Affiliate. Notwithstanding any other provision in this
      Section 5(b) to the contrary, Sprint Spectrum or the Sprint Spectrum Designee shall not be required to continue to serve as Interim Manager during the Extension Period at any time after 30 days following delivery by it to the Administrative Agent of written notice that Sprint Spectrum or the Sprint Spectrum Designee needs to expend amounts under Section 11.6.3 of any Management Agreement that Sprint Spectrum or the Sprint Spectrum Designee reasonably believes will not be reimbursed based on the projected Collected Revenues for the remainder of the Extension Period or reimbursed by the Lenders. If it becomes necessary for Sprint Spectrum or the Sprint Spectrum Designee to expend any amount that it believes will not be reimbursed or that exceeds the Reimbursement Limit, Sprint Spectrum or the Sprint Spectrum Designee is not required to incur such expense.

            Upon the termination or expiration of the term of Sprint Spectrum or the Sprint Spectrum Designee as Interim Manager and with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), Sprint Spectrum shall have the right to appoint a successor Interim Manager in accordance with
      Section 5(a).

            (c) Administrative Agent Designee as Interim Manager. Notwithstanding anything in paragraph (a) above to the contrary, if, after Acceleration (as defined in Section 6(a) of this Consent and Agreement) and within 30 days after Sprint PCS gives the Administrative Agent notice of a Management Agreement Breach, Sprint Spectrum does not agree to act as Interim Manager or does not obtain the consent of a Sprint Spectrum Designee to act as Interim Manager under the Sprint Agreements, or if Sprint Spectrum or the Sprint Spectrum Designee gives the Administrative Agent notice of its resignation as Interim Manager and Sprint Spectrum fails to appoint a successor in accordance with Section 5(b) within 30 days after such resignation, the Administrative Agent may appoint an Administrative Agent Designee to act as Interim Manager for all of the Affiliates. Such Administrative Agent Designee must (i) agree to serve as Interim Manager for each of the Affiliates for six months unless terminated earlier by Sprint PCS because of a material breach by the Administrative Agent Designee of the terms of the Alamosa Sprint Agreements or by the Administrative Agent in its discretion, (ii) meet the applicable Successor Manager Requirements, and (iii) agree to comply with the terms of the Alamosa Sprint Agreements. In the case of a proposed Administrative Agent Designee, Sprint PCS shall provide to the Administrative Agent, within 10 Business Days after the request therefor, a detailed description of all information reasonably requested by Sprint PCS to enable Sprint PCS to determine if a proposed Administrative Agent Designee satisfies the Successor Manager Requirements. Sprint PCS agrees to inform Administrative Agent within 20 days after it receives such information respecting such proposed Administrative Agent Designee from the Administrative Agent whether such designee satisfies the Successor Manager Requirements. If Sprint PCS does not so inform the Administrative Agent within such 20-day period, then Sprint PCS shall be deemed to agree, for all purposes of this Consent and Agreement, that such proposed designee satisfies the Successor Manager Requirements. A Person that satisfies the Successor Manager Requirements qualifies under the Alamosa Management Agreements to become a Successor Manager, unless the Administrative Agent Designee materially breaches the terms of any Alamosa Sprint Agreement while acting as Interim Manager or no longer meets the Successor Manager Requirements. The Administrative Agent Designee may continue to serve as Interim Manager after the initial six-month period at the Administrative Agent's discretion, so long as the Administrative Agent Designee continues to satisfy the Successor Manager Requirements and it does not materially breach the terms of the Alamosa Sprint Agreements. If the Administrative Agent Designee materially breaches any Alamosa Sprint Agreements while acting as Interim Manager, then Sprint PCS and the Administrative Agent have the rights set forth in Section 5; provided, that Sprint PCS may not allow an Affiliate to act as the Manager of the Alamosa Sprint Agreements without the Administrative Agent's consent.

      SECTION 6. Purchase and Sale of the Operating Assets. Upon the occurrence and during the continuation of an Event of Default, the following provisions shall govern the purchase and sale of the Operating
Assets:

            (a) Acceleration of the Obligations Under the Loan Documents. In the event the Lenders accelerate the maturity of the Obligations under the Loan Documents (an "Acceleration" and, the date thereof, an "Acceleration Date"), the Administrative Agent shall give written notice thereof to Sprint PCS. Upon receipt of notice of Acceleration, Sprint PCS shall have the right, to which right Borrower and each Affiliate and Guarantor, by acknowledging this Consent and Agreement, expressly agree, to purchase the Operating Assets of all (but not less than all) of the Affiliates from Borrower and the Affiliates for an amount equal to the greater of (i) 72% of the aggregate amount of the Entire Business Value (as defined in the Alamosa Management Agreements), of the Affiliates, in each case valued in accordance with the procedure set forth in Section 11.7 of the relevant Management Agreement (with the assumption that the deemed ownership of the Disaggregated License under Section 11.7.3 of the Management Agreement includes the transfer of the Sprint PCS customers as contemplated by Section 11.4 of the Management Agreement), and (ii) the aggregate amount of the Obligations. Sprint PCS shall, within 60 days of receipt of notice of Acceleration, give Borrower, each Affiliate and the Administrative Agent notice of its intent to exercise the purchase right. In the event Sprint PCS gives the Administrative Agent written notice of its intent to purchase the Operating Assets of all of the Affiliates, the Administrative Agent agrees that it shall not enforce its Security Interests in the Collateral until the earlier to occur of (i) expiration of the period consisting of 120 days after the Acceleration Date (or such later date that shall be provided for in the purchase agreement and acceptable to the Administrative Agent in its discretion to close the purchase of the Operating Assets) or (ii) receipt by Administrative Agent, Borrower and each Affiliate from Sprint PCS of written notice that Sprint PCS has determined not to proceed with the closing of the purchase of such Operating Assets for any reason. If after the 120-day period after the Acceleration Date, Borrower or an Affiliate receives any purchase offer for the Operating Assets of one or more Affiliates or the Pledged Equity of one or more Affiliates that is confirmed in writing by Borrower or such Affiliates to be acceptable to Borrower or such Affiliates, Sprint PCS shall have the right, subject to the consent of the Administrative Agent, to purchase such Operating Assets or such Pledged Equity, as the case may be, on terms and conditions at least as favorable to Borrower and such Affiliates as the terms and conditions proposed in such offer so long as within 14 Business Days after Sprint PCS's receipt of such other offer Sprint PCS offers to purchase such Operating Assets or such Pledged Equity and so long as the conditions of Sprint PCS's offer and the amount of time it will take Sprint PCS to effect such purchase is acceptable to Borrower or such Affiliates and the Administrative Agent. Any such offer shall be confirmed in writing by the third party offeror. In the event Sprint PCS exercises its rights under this Section 6(a), (i) Borrower and the Affiliate shall sell (and, if necessary, cause their Related Parties to sell) such Operating Assets or such Pledged Equity to Sprint PCS, (ii) the Administrative Agent and the Lenders shall consent to such purchase and sale provided that the proceeds thereof shall be sufficient to repay the aggregate amount of the Obligations, and (iii) Sprint PCS shall make all payments to be made under this Section 6(a) to Administrative Agent for its application against the Obligations and any additional amounts shall be paid to Borrower or the Affiliate or other owner of the assets sold unless otherwise required by law or by this Consent and Agreement. The purchase right of the Sprint Parties under this
      Section 6(a) shall be in substitution of the purchase rights of the Sprint Parties under Section 11.6.1 of the Alamosa Management Agreements. If Sprint PCS purchases such Operating Assets or such Pledged Equity as permitted under this Section 6(a), the Administrative Agent and the Guarantors will release or assign their interests in the Collateral, the Additional Collateral and the Guarantee Document as described below in Section 6(e) upon payment in full of the aggregate amount of the Obligations and the termination of all Commitments to advance credit under the Credit Agreement.

            (b) Sale of Operating Assets to Third Parties. If the Sprint Parties do not purchase the Operating Assets of each of the Affiliates after an Acceleration as described above in Section 6(a), the Collateral may be sold as follows:

                  (i) Sale to Successor Manager. The Collateral may be sold by the Administrative Agent (in its sole discretion) in the exercise of certain of its rights and remedies as a secured party under the Loan Documents or by Borrower or an Affiliate, at the discretion of the Administrative Agent, to a person that satisfies the Successor Manager Requirements. Sprint PCS shall provide to the Administrative Agent, with a copy to Borrower, within 10 Business Days after the request therefor, a detailed description of all information reasonably requested by Sprint PCS to enable Sprint PCS to determine if a proposed buyer satisfies the Successor Manager Requirements. Sprint PCS agrees to inform the Administrative Agent and Borrower within 20 days after it receives such information respecting such proposed buyer from the Administrative Agent whether such designee satisfies the Successor Manager Requirements. If Sprint PCS does not so inform the Administrative Agent within such 20-day period, then Sprint PCS shall be deemed to agree, for all purposes of this Consent and Agreement, that such proposed designee satisfies the Successor Manager Requirements. If the proposed buyer satisfies the Successor Manager Requirements (or is deemed to satisfy such requirements) and wishes to become a "Successor Manager", the buyer must agree to be bound by the Sprint Agreements; provided, that buyer shall have no responsibility or liability for any liability to any Person other than a Sprint Party and Related Party of Sprint PCS arising out of an Affiliate's operations prior to the date buyer becomes bound by the Sprint Agreements. In such case the Sprint Agreements shall remain in full force and effect with the buyer as Successor Manager and this Consent and Agreement shall remain in full force and effect for the benefit of the Successor Manager and any Person providing senior secured debt financing to such Successor Manager if required by such Person. Sprint PCS agrees, with respect to any past failure of an Affiliate to perform any obligation under the Sprint Agreements, that the Successor Manager shall have the same amount of time to perform such obligation that such Affiliate had under the Sprint Agreements, with the performance period commencing on the date on which the buyer becomes a Successor Manager. Sprint PCS shall permit the performance period set forth in the Management Agreement to be extended for such period of time that Sprint PCS believes is reasonable to allow Successor Manager to perform such unperformed obligations.

                  (ii) Sale to Other than Successor Manager. The Collateral may be sold pursuant to the exercise by the Administrative Agent or the Lenders of their rights and remedies under the Loan Documents or by Borrower or the Affiliates, at the discretion of the Administrative Agent (subject to requirements of applicable law) to a person that does not satisfy the Successor Manager Requirements or to a person that does not wish to become a Successor Manager, but only under the following conditions:

                        (A) the Sprint Parties may terminate the Sprint Agreements with such buyer following the closing of such purchase (and the Administrative Agent and the buyer shall have no rights thereto or thereunder with respect to events occurring after the closing of such purchase);

                        (B) the buyer may purchase the Disaggregated
      License as described below in Section 6(b)(iv) and with the Disaggregated License having the characteristics described in the definition thereof; and

                        (C) the purchase agreement with the buyer contains the requirements set forth in Section 6(c) of this Consent and Agreement.

                  (iii) Confidentiality Agreement. Before any potential buyer is provided Confidential Information respecting the potential purchase of any of the Collateral (which buyer shall be entitled to receive), the potential buyer shall execute a confidentiality agreement in the form attached as Exhibit A with such changes thereto as may be reasonably requested by the parties to the agreement; provided, however, in the event the potential buyer does not satisfy the Successor Manager Requirements or has notified Borrower, Sprint PCS or the Administrative Agent that it does not intend to be a Successor Manager, Confidential Information that constitutes or relates to any technical, marketing, financial, strategic or other information concerning any of the Sprint Parties and that does not pertain to the businesses of the Affiliates shall not be permitted to be provided to such potential buyer.

                  (iv) Sale of Disaggregated Licenses. Sprint PCS will sell Disaggregated Licenses as follows when required under Section 6(b)(ii)(B):

                        (A) If a buyer wishes to purchase spectrum in connection with its purchase of any Operating Assets, it will purchase such spectrum from an Affiliate and Sprint PCS as follows. The buyer will purchase from such Affiliate or its Related Parties any licenses that such Affiliate or such Related Parties own (the "Affiliate's Licenses"). If such Affiliate's Licenses were not being used to operate the Service Area Network, Sprint PCS will reimburse the buyer for the microwave relocation costs incurred to clear the spectrum bought from such Affiliate or its Related Parties that the buyer will need to use to operate the Service Area Network as constructed on the date that the buyer purchases such Operating Assets. If the buyer does not meet the FCC requirements to buy such Affiliate's Licenses, the buyer will seek a waiver from the FCC of the restrictions that prohibit the buyer's ownership of such licenses. While any such FCC application is pending and while the buyer is clearing the microwave from an Affiliate's spectrum, the buyer may continue to use Sprint PCS' Spectrum on which the Service Area Network operates. Sprint PCS will sell its Disaggregated Licenses as described in Sections 6(b)(iv)(B), 6(b)(iv)(C) and 6(b)(iv)(D) only in those BTAs in which (1) such Affiliate or its Related Parties do not own a license or the obligation to sell the license is unenforceable, (2) the FCC will not approve the transfer of such Affiliate's License to the buyer, or (3) Sprint PCS determines that it does not wish to reimburse the buyer for the cost of the microwave relocation.

                        (B) If the buyer, an entity with respect to which such buyer directly or indirectly through one or more persons owns the total voting power or at least 50% of the total voting power or at least 50% of the total equity (a "controlled entity"), an entity that directly or indirectly through one or more persons has a parent entity that owns at least 50% of the voting power or at least 50% of the total equity of both the buyer and the common controlled entity (a "common controlled entity"), owns a license to provide wireless service to at least 50% of the pops in a BTA with respect to which such buyer proposes to purchase Spectrum (each a "Restricted Party" with respect to such BTA), the buyer may buy only 5 MHZ of Spectrum from Sprint PCS for such BTA.

                        (C) If the buyer is not a Restricted Party for a BTA with respect to which such buyer proposes to purchase Spectrum, and either does not satisfy the Successor Manager Requirements (other than those set forth in Section 13(b) of this Consent and Agreement) or does not wish to be a Successor Manager, then the buyer may buy 5 MHZ, 7.5 MHZ or 10 MHZ of Spectrum from Sprint PCS as the buyer determines in its sole discretion.

                        (D) If Sprint PCS sells a Disaggregated License to a buyer as required under this Section 6(b)(iv), the buyer must pay a price equal to the sum of (1) the original cost of the applicable License to Sprint PCS pro rated on a pops and spectrum basis, plus
      (2) the microwave relocation costs paid by Sprint PCS attributable to clearing the Spectrum in the Disaggregated License, plus (3) the amount of carrying costs to Sprint PCS attributable to such original cost and microwave relocation costs from the date of this Consent and Agreement to and including the date on which the Disaggregated License is transferred to the buyer, based on a rate of 12 percent per annum.

            (c) No Direct Solicitation of Customers. Upon the sale of the Collateral or the Disaggregated License in accordance with this Consent and Agreement pursuant to Section 6(b)(ii), then the Sprint Parties agree to transfer to the buyer thereof the customers with a MIN assigned to the Service Area covered by the Disaggregated License, but Sprint PCS shall retain the customers of a national account and any resellers who are then party to a resale agreement with Sprint PCS. Each Sprint Party agrees to take all actions reasonably requested by the buyer of the Collateral to fully transfer to such purchaser such customers. Each Sprint Party agrees that neither it nor any of its Related Parties will directly or indirectly solicit, for six months after the date of transfer, the customers with a MIN assigned to the Service Area covered by the Disaggregated License; provided, that Sprint PCS retains the customers of a national account and any resellers that have entered into a resale agreement with Sprint PCS, Sprint PCS may advertise nationally, regionally and locally, and engage direct marketing firms to solicit customers generally. If the buyer continues to operate the purchased assets as a wireless network in the same geographic area on a network that is technologically compatible with Sprint PCS's network, the buyer and Sprint PCS shall each agree to provide roaming services to the other (in the case of Sprint PCS, the roaming services shall be provided to those customers of buyer in the geographic area serviced by the Disaggregated License roaming nationally and, in the case of buyer, the roaming services shall be provided to those customers of Sprint PCS roaming in the geographic area covered by the Disaggregated License) pursuant to a roaming agreement to be entered into between buyer and Sprint PCS and to be mutually agreed upon so long as such agreement is based on Sprint PCS's then standard roaming agreement used by Sprint PCS in the industry and the price that each party shall pay the other party for roaming services provided to the first party shall be a price equal to the lesser of: (1) MFN Pricing provided by buyer to third parties roaming in the geographic area serviced by the Disaggregated License; and (2) the national average paid by Sprint PCS to third parties for Sprint PCS's customers to roam in such third parties' geographic areas (including Other Managers). Such obligations with respect to roaming shall continue until such roaming agreement is terminated pursuant to its terms. The buyer shall agree in writing that if it continues to operate the purchased assets as a wireless network in the same geographic area on a network that is technologically compatible with Sprint PCS's network, the buyer shall, to the extent required by law, provide resale to Sprint PCS in the geographic area covered by the Disaggregated License at the MFN Pricing that buyer charges third parties who purchase resale from buyer; provided, however, if buyer is not offering resale to any other customers then pricing of resale provided to Sprint PCS shall be as mutually agreed; and provided, further, however, whether or not buyer is required by law to offer such resale, buyer shall offer such resale (on the terms described in this sentence) to national customers of Sprint PCS.

            (d) Deferral of Portion of Collected Revenues. (i) Under
      Section 10.1.1 of each Management Agreement, Sprint PCS retains 8% of the Collected Revenues on a weekly basis (the "Retained Amount"). Following an Acceleration and for up to two years after such Acceleration, Sprint PCS shall retain only one half of the Retained Amount with respect to each Affiliate, and the remaining one half of the Retained Amount shall be advanced to the relevant Affiliate (or, if so directed by the Administrative Agent pursuant to Section 2 hereof, to the Administrative Agent) at the time the weekly fee provided under Section 10.1.1 of the relevant Management Agreement is paid; provided, that after the first anniversary of the Acceleration Date, Sprint PCS shall retain the entire Retained Amount of each Affiliate if Sprint PCS is not serving as the Interim Manager.

                  (ii) The portion of the Retained Amount advanced to any Affiliate (or, if so directed by the Administrative Agent pursuant to Section 2 hereof, to the Administrative Agent) (the "Deferred Amount") shall be evidenced by a promissory note executed by such Affiliate contemporaneously with this Consent and Agreement in the form of Exhibit B hereto (the "Deferred Amount Note").

                  (A) Amounts will be drawn on the Deferred Amount Note
            each time Sprint PCS advances a Deferred Amount to such Affiliate or the Administrative Agent.

                  (B) The Deferred Amount Note will bear interest at a rate
            equal to the greatest of (I) the average interest rate of Borrower's secured debt, (II) the average rate of Borrower's unsecured debt, and (III) Sprint PCS' cost of capital.

                  (C) The Deferred Amount Note shall mature on the earlier
            of (I) the date on which a Successor Manager is qualified and assumes such Affiliate's rights and obligations under the Sprint Agreements, and (II) the date on which the Operating Assets are purchased by a third-party buyer, or on which a stock or other equity acquisition, merger, consolidation or other transaction resulting in the indirect transfer of the Operating Assets to a third-party buyer (an "Indirect Transfer") is consummated.

                  (iii) In the event a Successor Manager assumes any of the obligations of an Affiliate under the Sprint Agreements, such Successor Manager shall also assume the obligations under the Deferred Amount Note. In the event that the Operating Assets of any Affiliates are sold to a third party buyer or an Indirect Transfer is consummated, the obligations of such Affiliate under the Deferred Amount Note shall be subordinate to Borrower's obligations to its secured lenders.

                  (iv) After the two-year anniversary of the Acceleration, or earlier if a Successor Manager is appointed or if Sprint PCS is not serving as the Interim Manager, Sprint PCS will again retain the full Retained Amount.

            (e) Payment of Obligations; Release and Assignment of Rights. The term "Obligations" means the amount equal to the Obligations, after taking into consideration any amounts received from the Guarantors.

            If Sprint PCS purchases the Operating Assets of the Affiliates or the Pledged Equity as permitted under Section 6(a) or Section 10, and the Obligations have been paid in full and the Credit Agreement and all Commitments have terminated or been assigned to a Sprint Party: (i) the Guarantors will have no right to any amounts paid by Sprint PCS pursuant to such purchase (except to the extent such purchase is pursuant to Section 6(a) and the amount paid by Sprint PCS exceeds the amount of the Obligations and is not payable to other creditors of Borrower or an Affiliate); (ii) the Administrative Agent will, at the election of Sprint PCS, either release or assign to Sprint PCS all Security Interests in the Collateral and all Additional Security Interests in the Additional Collateral and release or assign to Sprint PCS all rights related to the Loan Documents and the Guarantee Documents and all future payments under the Loan Documents and the Guarantee Documents; and (iii) the Guarantors will, at the election of Sprint PCS, release or assign to Sprint PCS, any and all rights they have against the Collateral and the Additional Collateral or arising out of any payment to the Administrative Agent or any Sprint Party with respect to the Loan Documents or the Guarantee Documents.

      SECTION 7. No Limits on Remedies. Nothing contained in this Consent and Agreement shall limit any rights of the Administrative Agent or Lenders to Accelerate. Except as expressly provided herein, nothing contained in this Consent and Agreement shall limit any rights or remedies that the Administrative Agent or the Lenders may have under the Loan Documents or applicable law. The Administrative Agent may not sell, lease, assign, convey or otherwise dispose of the Collateral other than as permitted under this Consent and Agreement.

      SECTION 8. Rights and Obligations of Interim Manager. The Interim Manager may collect a reasonable management fee for its services; provided, that if Sprint Spectrum or a Related Party of Sprint PCS acts as Interim Manager, such management fee shall not exceed the direct expenses relating to Sprint Spectrum or such Related Party employees for the actual time spent by such employees when performing the function of Interim Manager and Sprint Spectrum's or such Related Party's out-of-pocket expenses. Such direct expenses shall include such employees' salaries and benefits, and the out-of-pocket and accrued expenses allocated to such employees. If Sprint Spectrum is the Interim Manager, the management fee will be paid out of the 92% Management Fee that Sprint PCS pays under each of the Alamosa Management Agreements, and will be in addition to the fees it receives under the Alamosa Services Agreements. Sprint PCS shall collect such management fee by setoff against the fees and any other amounts payable to an Affiliate under the Sprint Agreements. The Interim Manager will be required to operate each of the Service Area Networks in accordance with the terms of the Alamosa Sprint Agreements and will be subject to all of the requirements and obligations of such agreements, but will not be required to assume the existing liabilities of any Affiliate.

      SECTION 9. Rights to Cure. Neither the provisions of this Consent and Agreement nor any action of the Administrative Agent or any Sprint Party shall require the Administrative Agent, any Lender or any Sprint Party to cure any default of any Affiliate under the Alamosa Sprint Agreements or to perform under Alamosa the Sprint Agreements, but shall only give it the option to do so except to the extent otherwise required by this Consent and Agreement. Sprint PCS may exercise its rights under Section 11.6.3 of the Alamosa Management Agreements upon an Event of Termination, whether such situation arises while an Affiliate, Sprint Spectrum, an Administrative Agent Designee or a Sprint Spectrum Designee is acting as Interim Manager and notwithstanding any other provision of this Consent and Agreement; provided, that the right to reimbursement for any expenses incurred in connection with such cure shall be unsecured and until such time as the Obligations have been paid in full in cash and all commitments to advance credit under the Credit Agreement have terminated or expired, the Person or Persons entitled thereto shall not receive such reimbursement, except as specifically provided in Section 4(b) or Section 5(b) of this Consent and Agreement. Sprint PCS shall not be permitted to deduct or setoff from its payments to an Affiliate any such amounts it is not entitled to receive under this Section and shall not take any action of any type to attempt to collect such reimbursement and the failure to be so reimbursed shall not constitute a Management Agreement Breach. In the event that Sprint PCS receives any payments or distributions that it is not entitled to receive under this Section, such payments shall be held in trust for, and promptly turned over to, the parties entitled thereto. If Sprint PCS has designated a third party to take action under Section 11.6.3 of the Alamosa Management Agreements, before taking any such action such third party shall enter into an agreement with Administrative Agent providing that such third party agrees to the provisions of this Section 9 as if it were a party hereto. Until such time as the Obligations have been paid in full in cash and all commitments to advance credit under the Credit Agreement have terminated or expired, Sprint PCS shall not be entitled to exercise any other remedies under the Alamosa Sprint Agreements, including, without limitation, the remedy of terminating the Alamosa Sprint Agreements (except to the extent permitted under Sections 6(b)(ii)(A) and 12 of this Consent and Agreement) or the remedy of withholding any payment set forth in Section 10 of the Alamosa Management Agreements (subject to Sprint PCS's rights of setoff or recoupment with respect to such payments as permitted under Sections 2, 4(b), 5(b) and 9 of this Consent and Agreement). Until such time as the Obligations have been paid in full in cash and all commitments to advance credit under the Credit Agreement have terminated or expired, notwithstanding anything to the contrary contained in Section 2.3 of the Alamosa Management Agreements, in no event shall any Person other than an Affiliate or a Successor Manager be a manager or operator for Sprint PCS with respect to the Wireless Mobility Communications Network in any Service Area and neither Sprint PCS nor any of its Related Parties shall own, operate, build or manage another Wireless Mobility Communications Network in any Service Area, except to the extent provided in Sections 2.3(a), (b),
(c) or (d) of the Alamosa Management Agreements and except to the extent that the Alamosa Sprint Agreements are terminated in accordance with
Section 6(b)(ii)(A) of this Agreement. The Administrative Agent acknowledges and agrees that Sprint PCS shall also have the right to cure an Event of Default or to assist an Affiliate in curing an Event of Default but only to the extent Borrower has the right to so cure under the Loan Documents, as applicable (it being understood that the act of Sprint PCS curing an Event of Default shall not constitute an independent Event of Default unless the act itself would otherwise constitute a Default (e.g. a sale of assets not otherwise permitted by the Loan Documents)), including but not limited to Sprint PCS's providing Borrower the funds necessary to operate or meet certain financial covenants in the Loan Documents. The Administrative Agent shall have the right to cure any Management Agreement Breach.

      SECTION 10. Sprint PCS's Right to Purchase Obligations, Operating Assets, or Pledged Equity. (a) Following the Acceleration Date and until the 60-day anniversary of the filing of a bankruptcy petition by or with respect to any of Borrower or the Affiliates, Sprint PCS shall have the right to purchase the Obligations under, and as defined in, the Credit Agreement, by repaying the Obligations in full in cash. In the event that Sprint PCS purchases the Obligations within 60 days immediately following the earlier of (i) the Acceleration Date and (ii) the date of the filing of the first bankruptcy petition by or with respect to any of Borrower or the Affiliates, Sprint PCS may in lieu of purchasing the total amount of the Obligations, purchase all Obligations other than the accrued interest with respect thereto for a purchase price equal to the amount of the Obligations other than such accrued interest and any fees and expenses that are unreasonable, in which case, such accrued interest and unreasonable fees and expenses shall remain due and owing by Borrower to the Lenders. For clarity, the time period within which Sprint PCS shall have the right to purchase the Obligations under this Section 10(a) or the Operating Assets or Pledged Equity under Section 10(b) shall commence when the first bankruptcy petition in respect of Borrower or any Affiliate shall be filed, and such time period shall not be restarted by any subsequent filing of a bankruptcy petition in respect of any other Affiliate or, if the first such petition was filed in respect of an Affiliate, the Borrower.

            (b) In the event that the Administrative Agent acquires the Operating Assets or takes title to the Pledged Equity, Sprint PCS shall have the right to purchase the Operating Assets or the Pledged Equity from the Administrative Agent during the limited period of time provided in and otherwise in accordance with this Section 10(b) by paying to the Administrative Agent in cash an amount equal to the sum of the aggregate amount paid (by credit against the Obligations or otherwise) by the Administrative Agent or the Lenders for the Operating Assets or Pledged Equity, as the case may be, plus the aggregate amount of any remaining unpaid Obligations. Administrative Agent shall give Sprint PCS notice of any acquisition of the Operating Assets or the Pledged Equity by the Administrative Agent promptly following the date of final consummation of such acquisition (the "Acquisition Notice"). Sprint PCS shall, within 60 days of receipt of a valid Acquisition Notice, give the Administrative Agent (and Borrower in the case of a purchase of the Pledged Equity) notice of its intent to exercise its purchase right under this Section 10(b). In the event Sprint PCS gives the Administrative Agent written notice of its intent to purchase the Operating Assets or the Pledged Equity, the Administrative Agent agrees that it shall provide Sprint PCS the right to purchase the Operating Assets or Pledged Equity, as the case may be, until the earlier to occur of (i) expiration of the period consisting of 120 days after Sprint PCS' receipt of a valid Acquisition Notice (or such later date that shall be provided for in the purchase agreement and acceptable to the Administrative Agent in its sole discretion to close the purchase of the Operating Assets or Pledged Equity) or (ii) receipt by Administrative Agent from Sprint PCS of written notice that Sprint PCS has determined not to proceed with the closing of the purchase of the Operating Assets or Pledged Equity. If Sprint PCS at any time purchases the Operating Assets or Pledged Equity as permitted under this Section 10, the Administrative Agent and the Guarantors will release or assign their interest in the Collateral, the Loan Documents and the Guaranty Documents as described in Section 6(e) upon payment in full of the aggregate amount of the Obligations. Notwithstanding the foregoing, in the event that a bankruptcy petition is filed by or with respect to any Affiliate, Sprint PCS shall again have the right to purchase the Operating Assets or the Pledged Equity from the Administrative Agent by repaying the Obligations in full in cash, by giving the Administrative Agent notice of its intent to exercise such purchase right no later than 60 days following the date of filing of the first such bankruptcy petition in respect of any of the Affiliates. In the event Sprint PCS gives the Administrative Agent written notice of its intent to purchase the Operating Assets or the Pledged Equity, the Administrative Agent agrees that it shall provide Sprint PCS the right to purchase the Operating Assets or the Pledged Equity for 120 days from the date of filing of the bankruptcy petition; provided, that if the purchase requires bankruptcy court approval, then Sprint PCS shall diligently seek to obtain such approval and such period within which Sprint PCS shall consummate the purchase shall be extended until the earliest of (i) the later of 120 days from the date of filing of the bankruptcy petition or 5 days after Sprint PCS receives such bankruptcy court approval, (ii) the date on which an order is issued by a court with competent jurisdiction that denies Sprint PCS' application for such approval and such order may no longer be appealed by Sprint PCS, (iii) the date on which Sprint PCS gives the Administrative Agent written notice that Sprint PCS has determined not to proceed with such purchase, and (iv) the date on which an order is issued by a court with competent jurisdiction that approves the sale of the Operating Assets or the Pledged Equity to a third party and such order may no longer be appealed by Sprint PCS.

            (c) If at any time during the period described in Section 10(a) or 10(b) above or thereafter the Administrative Agent receives any purchase offer for the Operating Assets, the Pledged Equity or the Obligations, as applicable, that is acceptable to the Administrative Agent, the Administrative Agent shall exercise reasonable efforts to obtain the consent of the offeror to deliver a copy of such offer to Sprint PCS and Sprint PCS shall have the right to purchase the Operating Assets, the Pledged Equity or the Obligations, as applicable, on terms and conditions at least as favorable to the Administrative Agent as the terms and conditions proposed in such offer so long as within 14 Business Days after Sprint PCS's receipt of such other offer Sprint PCS offers to purchase the Operating Assets, the Pledged Equity or the Obligations, as applicable, and so long as the conditions of Sprint PCS's offer and the amount of time it will take Sprint PCS to effect such purchase is acceptable to the Administrative Agent and the Lenders.

            (d) If Sprint PCS at any time purchases the entirety of the Obligations as provided in this Section 10, the Administrative Agent shall assign and transfer or cause the Lenders to assign and transfer to Sprint PCS all rights and interests in, to and under all of the Loan Documents, including but not limited to all security interests, liens, financing statements, guaranties (including the Guarantee Documents) and other credit enhancements related to such Loan Documents, and all rights and claims thereunder (collectively referred to as the "Loan Document Rights"). If Sprint PCS purchases all Obligations other than accrued interest (as permitted in the second sentence of Section 10(a) above), then the Administrative Agent shall assign and transfer or cause the Lenders to assign and transfer to Sprint PCS all Loan Document Rights, except that if Sprint PCS receives payment in full of all Obligations due under the Loan Documents (including the amount it did not pay the Administrative Agent, as permitted in the second sentence of Section 10(a) above), it shall pay such amount to the Administrative Agent unless the Administrative Agent has already received payment of such amount. If Sprint PCS at any time purchases the entirety or less than all of the Obligations, the Guarantors will release any and all rights they have against the Collateral or arising out of any payment to the Administrative Agent or any Sprint Party with respect to the Loan Documents or their Guaranty Documents.

      SECTION 11. Foreclosure. Upon the Administrative Agent or any Lender or any other Person that meets the Successor Manager Requirements acquiring the Operating Assets and the Sprint Agreements of an Affiliate, then such Person shall be entitled to exercise any and all rights of an Affiliate under such Sprint Agreements in accordance with the terms of such Sprint Agreements and each Sprint Party will thereupon comply in all respects with such exercise by such Person and perform its obligations under such Sprint Agreements and this Consent and Agreement for the benefit of such Person. Each Sprint Party agrees that the Administrative Agent or any Lender may (but shall not be obligated to), subject to and in accordance with the terms of this Consent and Agreement, assign its rights and interests acquired in the Operating Assets and the Sprint Agreements of an Affiliate to any buyer or transferee thereof and, in the event the buyer wishes to become a party to such Sprint Agreements and such buyer satisfies the Successor Manager Requirements, such buyer shall be bound by such Sprint Agreements; provided, that buyer shall have no responsibility or liability to any Person other than a Sprint Party and a Related Party of a Sprint Party arising out of such Affiliate's operations prior to the date buyer becomes bound by such Sprint Agreements. In such case such Sprint Agreements shall remain in full force and effect with the buyer as Successor Manager and this Consent and Agreement shall remain in full force and effect for the benefit of the Successor Manager and any Person providing senior secured debt financing to such Successor Manager if required by such Person. Sprint PCS agrees, with respect to any past failure of an Affiliate to perform any obligation under the Sprint Agreements, that the Successor Manager shall have the same amount of time to perform such obligation that an Affiliate had under the Sprint Agreements, with the performance period commencing on the date on which the buyer becomes a Successor Manager. Sprint PCS shall permit the performance period set forth in the Management Agreement to be extended for such period of time that Sprint PCS believes is reasonable to allow Successor Manager to perform such unperformed obligations.

      SECTION 12. Trademarks and Service Marks. In the event the Administrative Agent forecloses on its security interest in any of the License Agreements and transfers such License Agreements to a Person who does not meet the Successor Manager Requirements, then Sprint PCS shall have the right to terminate such License Agreements and cause the Administrative Agent to release its security interest in such License Agreements immediately prior to such transfer.

      SECTION 13. Interim Manager and Successor Manager Requirements. To qualify as an Interim Manager or a Successor Manager, the Person must satisfy each of the following "Successor Manager Requirements," as applicable:

            (a) The Person must not during the three-year period immediately preceding the date of determination have materially breached any material agreement with Sprint Spectrum or its Related Parties that resulted in the exercise of a termination right or in the initiation of judicial or arbitration proceedings;

            (b) The Person must not be one of the Persons identified on
      Schedule 13 (a "Schedule 13 Person"); provided, that no Other Manager under any Sprint PCS Management Agreement may be identified on
      Schedule 13;

            (c) In the case of a Successor Manager, the Person must meet a reasonable Person's credit criteria (taking into consideration the circumstances), it being understood that such criteria is satisfied if the financial projections contained in the business plan such Person submits to Sprint PCS shows the ability to service its indebtedness and meet the build-out requirements contained in the Build-out Plan; and

            (d) The Person must agree to be bound by the terms of the Sprint Agreements as if an original party thereto; provided, in the case of an Interim Manager, the Person must also execute a separate confidentiality agreement in the form attached as Exhibit A with such changes thereto as may be reasonably requested by the parties to the agreement, but the Person is not required to assume the existing liabilities of an Affiliate.

      The Administrative Agent, each Lender and each of their wholly-owned subsidiaries or entities who wholly-own such entities shall be deemed to satisfy Sections 13(a), (b) and (c) of the preceding "Successor Management Requirements".

      SECTION 14. Management Agreement. Sprint PCS agrees that it will not exercise its right under any Management Agreement to purchase the Operating Assets of an Affiliate or to sell the Disaggregated License to an Affiliate if before, or after giving effect to such exercise, there would exist a Default or Event of Default under the Credit Agreement, unless Sprint PCS pays the aggregate amount of the Obligations as a condition of the exercise of such right and the Credit Agreement shall have been terminated in connection with such payment. Sprint PCS agrees that until the Obligations have been paid in full in cash and all commitments to advance credit under the Credit Agreement have terminated or expired, a failure to pay any amount by any Related Party of an Affiliate under any agreement with Sprint PCS or any of its Related Parties (other than the Management Agreement, the Services Agreement or the License Agreements) shall not constitute a Management Agreement Breach for any purpose. Subject to regulatory approval in connection with any such sale, Sprint PCS agrees that it shall always maintain the ability to sell the Disaggregated License in accordance with this Consent and Agreement. Sprint PCS shall own at least 10 MHZ of Spectrum in each Service Area until the first to occur of the following events: (i) the Obligations have been paid in full in cash and all commitments to advance credit under the Credit Agreement have terminated or expired, (ii) the sale by Sprint PCS of the Spectrum pursuant to this Consent and Agreement shall be effected, (iii) the sale of the Operating Assets pursuant to this Consent and Agreement, and (iv) the termination of the Alamosa Management Agreements. Sprint PCS acknowledges that the financing provided to Borrower pursuant to the Loan Documents complies with
Section 1.7 of each of the Alamosa Management Agreements, as amended ("Section 1.7"), and that Section 11.3.6 of each of the Alamosa Management Agreements shall no longer be applicable with respect to such Affiliate so long as Borrower makes the capital contributions to the Affiliates in the amounts and by the deadlines required under Section 1.7 of each Affiliate. Notwithstanding anything to the contrary contained in Section 12.2 of the Management Agreement, the Administrative Agent, the Lenders, and any Successor Manager or buyer of the Operating Assets or Disaggregated License shall be permitted to disclose Confidential Information (as defined in the Management Agreement) (i) to the extent required by law, rule or regulation, (ii) to any regulator or any regulatory body regulating such entity, (iii) to any rating agency in connection with requirements applicable to such Person and (iv) to the lawyers and accountants for any such Persons.

      SECTION 15. Administrative Agent and Eligible Assignees. The Administrative Agent and each Lender must be an Eligible Assignee. "Eligible Assignee" shall mean and include a commercial bank, financial institution, other "accredited investor" (as defined in Regulation D of the Securities Act) other than individuals, or a "qualified institutional buyer" as defined in rule 144A of the Securities Act; provided, that prior to the 61st day after the filing of a bankruptcy petition by or with respect to an Affiliate, in no event may any Person that is engaged in or that controls, is controlled by or is under common control with any Person engaged in, the telecommunications service business in the United States (other than Sprint Corporation and its subsidiaries), be an Eligible Assignee, it being understood that no small business investment corporation that is ultimately owned by an Eligible Assignee that is subject to Regulation Y shall be deemed to be controlled by or under common control with such Eligible Assignee; and provided further, that after the filing of such bankruptcy petition in no event may a Schedule 13 Person be an Eligible Assignee.

      SECTION 16. Sprint Party Representations. Each Sprint Party represents and warrants to the Administrative Agent, as of the Closing Date
(a) its execution, delivery and performance of this Consent and Agreement has been duly authorized by all necessary corporate and partnership action, and does not and will not require any further consents or approvals that have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or materially breach any agreement presently in effect with respect to or binding on it; provided, that the transfer of Spectrum as contemplated under this Consent and Agreement will require regulatory approval (which each Sprint Party agrees to use its commercially reasonable efforts to obtain); (b) this Consent and Agreement is a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms, except that (i) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be limited by equitable defenses and by the discretion of the court before which any proceeding may be brought; (c) the Alamosa Sprint Agreements are in full force and effect and have not been amended, supplemented or modified; (d) as of the date of execution hereof, to the knowledge of the Sprint Parties, no Event of Termination has occurred and is continuing (without regard to any requirement of the delivery of written notice necessary to the occurrence of an Event of Termination under Section 11.3 of the Management Agreement), provided, that Sprint PCS that Sprint PCS has conducted at least one compliance audit with respect to each Affiliate, which audits revealed some situations that are not presently treated as Management Agreement Breaches or Events of Termination, but that if not cured could be treated as Management Agreement Breaches and Events of Termination; (e) on the date each Management Agreement was executed Sprint PCS owned, and on the date hereof Sprint PCS owns, 10 MHZ or more of Spectrum in each Service Area; and (f) the only existing agreements or arrangements between Borrower or an Affiliates, on the one hand, and Sprint Corporation or any of its subsidiaries, on the other hand, are listed on
Schedule 16(f).

      SECTION 17. Administrative Agent Representations. The Administrative Agent represents and warrants to Sprint PCS, as of the Closing Date (a) its execution, delivery and performance of this Consent and Agreement has been duly authorized by all necessary corporate action, and does not and will not require any further consents or approvals that have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or materially breach any agreement presently in effect with respect to or binding on it; (b) this Consent and Agreement is a legal, valid and binding obligation of the Administrative Agent enforceable against it in accordance with its terms, except that (i) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be limited by equitable defenses and by the discretion of the court before which any proceeding may be brought; (c) at the time of the execution hereof, the only Lenders are the Administrative Agent, Toronto Dominion (Texas), Inc., First Union National Bank, Export Development Corporation, The Bank of Nova Scotia, Fortis Capital Corporation, Westdeutsche Landesbank Girozentrale, Societe Generale, CoBank, ACB, Franklin Floating Rate Trust, Franklin Floating Rate Master Series, General Electric Capital Corporation, IBM Credit Corporation and Oppenheimer Senior Floating Rate Fund, and each Lender is an Eligible Assignee; (d) as of the date of execution hereof, to the knowledge of the Administrative Agent, no Event of Default has occurred and is continuing; and (e) the Guarantee Documents have been duly executed and delivered to the parties to such agreements.

      SECTION 18. Successors and Assigns. This Consent and Agreement shall be binding upon the successors and assigns of the parties hereto and shall inure, together with the rights and remedies of the parties hereunder, to the benefit of their respective successors and assigns. In the event a Sprint PCS Network is sold in accordance with the related Management Agreement, the buyer thereof will assume the obligations of the Sprint Parties hereunder and under all the other related Sprint Agreements other than the related Sprint Trademark and Service Mark License Agreement; provided, however, the buyer of such Sprint PCS Network shall enter into an agreement with each Affiliate on substantially the same terms as such Sprint Trademark and Service Mark License Agreement with respect to such buyers' trademarks, service marks, brands, etc. In the event a Successor Manager becomes a party to the Alamosa Sprint Agreements as provided in this Agreement, this Consent and Agreement shall remain in full force and effect for the benefit of the Successor Manager and any Person providing senior secured debt financing to such Successor Manager if required by such Person and if such Successor Manager and its Related Parties acknowledge this Consent and Agreement in the manner the Borrower and its Related Parties have acknowledged it.

      SECTION 19. Amendment. Neither this Consent and Agreement nor any provision herein may be waived except pursuant to an agreement or agreements in writing entered into by Sprint PCS, the Administrative Agent, Borrower and the Affiliates, and neither this Consent and Agreement nor any provision herein may be amended or modified except pursuant to an agreement or agreements in writing entered into by Sprint PCS, the Administrative Agent, Borrower and the Affiliates; provided, however, that no consent of Borrower or the Affiliates shall be necessary for any amendment or modification to this Consent and Agreement made pursuant to or in accordance with Section 25 hereof, unless such amendment or modification could reasonably be expected to be materially adverse to Borrower or an Affiliate. The Administrative Agent and each Lender (and its successors and assigns) shall be bound by any modification or amendment authorized by this
Section 19. No amendment or waiver or effective amendment or waiver entered into in violation of this Section 19 shall be valid.

      SECTION 20. APPLICABLE LAW. THIS CONSENT AND AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 21. Notices. Notices and other communications provided for in this Consent and Agreement shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy, as follows:

            (a) if to Sprint  PCS, to it at:

                  Sprint Spectrum L.P.
                  4900 Main, 12th Floor
                  Kansas City, Missouri, 64112

                  Telephone No.:  (816) 559-1000
                  Telecopier No.:  (816) 559-1290
                  Attention: Chief Executive Officer

                  with a copy to:

                  4900 Main, 11th Floor
                  Kansas City, Missouri, 64112

                  Telephone No.:  (816) 559-1000
                  Telecopier No.:  (816) 559-2591
                  Attention: General Counsel

            (b) if to the Administrative Agent, to it at:

                  Citicorp USA, Inc.
                  Two Penns Way
                  Suite 200
                  New Castle, Delaware 19720
                  Telephone No.:  (302) 894-6013
                  Telecopier No.:  (302) 894-6120
                  Attention:  Bilal Aman

                  with a copy to:

                  Salomon Smith Barney, Inc.
                  390 Greenwich Street
                  1st Floor
                  New York, New York 10013
                  Telephone No.:  (212) 723-6662
                  Telecopier No.:  (212) 723-8547
                  Attention:  James Garvin

                  and

                  Cravath, Swaine & Moore
                  825 Eighth Avenue
                  New York, NY 10019
                  Telephone No.:  (212) 474-1500
                  Telecopier No.:  (212) 474-3700
                  Attention:  B. Robbins Kiessling

            (c) if to Borrower or to Affiliate, to it at:

                  Alamosa LLC
                  5225 South Loop 289
                  Lubbock, TX  79424
                  Telephone No.:  (806) 722-1100
                  Telecopier No.:  (806) 722-1127
                  Attention:  David Sharbutt

                  with a copy to:

                  Crenshaw, Dupree & Martin
                  P.O. Box 1499
                  Lubbock, TX 79408
                  Telephone No.: (806) 762-5221
                  Telecopier No.:  (806) 762-3510
                  Attention: Jack McCutchin, Jr.

All notices and other communications given to any party hereto in accordance with the provisions of this Consent and Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or on the date five (5) business days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 21 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 21.

      SECTION 22. Counterparts. This Consent and Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

      SECTION 23. Severability. Any provision of this Consent and Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which is as close as possible to that of the invalid, illegal or unenforceable provision.

      SECTION 24. Termination.This Consent and Agreement shall terminate and be of no further force and effect upon the first to occur of the following: (i) the Obligations are paid in full and the Credit Agreement and all Commitments are terminated; and (ii) the Alamosa Sprint Agreements terminate.

      SECTION 25. Amendments to Form Consent and Agreement. If Sprint PCS modifies or amends the form of Consent and Agreement it enters into with another lender in connection with a loan to an Other Manager that is syndicated or intended to be syndicated (i.e., a loan sold or participated, or intended to be sold or participated, in whole or in part to at least three financial institutions or investment funds) and where the pops in the Service Area of the Other Manager exceed 5 million, then Sprint PCS agrees to give the Administrative Agent the right to so amend this Consent and Agreement, subject to the provisions of clauses (a), (b) and (c) below. Sprint PCS agrees to give the Administrative Agent written notice of such modifications and amendments and, at the request of Administrative Agent, to amend this Consent and Agreement in the same manner; provided, that: (a) Sprint PCS will not modify this Consent and Agreement to incorporate changes made for the benefit of a lender because of circumstances related to a particular Other Manager, subject to the limitations set forth below;
(b) the Administrative Agent must agree to make all (or none) of the changes made for the other lender and the Other Manager, unless Sprint PCS agrees to allow the Administrative Agent to make only some of the changes; and (c) if such amendment to this Consent and Agreement could reasonably be expected to be materially adverse to Borrower or an Affiliate, such amendment shall not be made without the prior written consent of Borrower and all affected Affiliates (although the withholding of such consent by Borrower or an Affiliate will result in none of the changes being made to this Consent and Agreement because of the requirements of clause (b) above).

      For purposes of subsection (a) in the preceding paragraph, Sprint PCS will not deem the following changes to be made because of circumstances related to a particular Other Manager: (i) any form of recourse to Sprint PCS or other similar form of credit enhancement; (ii) any change in Sprint PCS's right to purchase Operating Assets or Obligations; (iii) any change in an Affiliate's, Administrative Agent's or Lenders' right to sell the Collateral or purchase the Disaggregated License (including, without limitation, any rights of first refusal and the purchase price of the Disaggregated License); (iv) any change in the ownership status, terms of usage or amount of Disaggregated License utilized by an Affiliate; (v) any material change in the flow of revenues between Sprint Spectrum and an Affiliate excluding changes related to the pricing of direct or indirect fees, but including any subordination of direct or indirect fees or other amounts or costs due under the Sprint Agreements or hereunder to Sprint PCS; (vi) any change to obligations required to be assumed by, or qualifications for, any Interim or Successor Manager, including changes in the time period or terms under which Sprint PCS agrees to remain as Interim Manager; (vii) any changes in confidentiality, non-compete or Eligible Assignee language, including changes to Schedule 13; (viii) any clarifications of FCC compliance issues; (ix) the issuance of legal opinions; (x) any change in the circumstances under, or procedures by which, an Interim Manager or Successor Manager is appointed; or (xi) any change to this Section 25.



          [The remainder of this page is intentionally left blank.]



      IN WITNESS WHEREOF, the parties hereto have caused this Consent and Agreement to be executed by their respective authorized officers as of the date and year first above written.


                                    SPRINT SPECTRUM L.P.


                                    By: /s/  Thomas E. Mateer
                                        --------------------------------------
                                        Thomas E. Mateer,
                                        Vice President - Affiliations


                                    SPRINTCOM, INC.


                                    By: /s/  Thomas E. Mateer
                                        --------------------------------------
                                        Thomas E. Mateer,
                                        Vice President - Affiliations


                                    WIRELESSCO, L.P.

                                    By: /s/  Thomas E. Mateer
                                        --------------------------------------
                                        Thomas E. Mateer,
                                        Vice President - Affiliations


                                    COX COMMUNICATIONS PCS, L.P.

                                    By: /s/  Thomas E. Mateer
                                        --------------------------------------
                                        Thomas E. Mateer,
                                        Vice President - Affiliations


                                    COX PCS LICENSE, LLC

                                    By: /s/  Thomas E. Mateer
                                        --------------------------------------
                                        Thomas E. Mateer,
                                        Vice President - Affiliations


                                    SPRINT COMMUNICATIONS COMPANY, L.P.


                                    By: /s/ Ed Mattix
                                        --------------------------------------
                                        Ed Mattix,
                                        Senior Vice President - Public Affairs


                                    CITICORP USA, INC
                                    for itself and as Administrative Agent

                                    By: /s/  J. Douglas Harvey
                                        --------------------------------------
                                        J. Douglas Harvey
                                        Vice President and Managing Director






      Acknowledgment, Consent and Agreement of Borrower and Affiliates

      Each of the undersigned, Borrower and the Affiliates, (i) has reviewed this Consent and Agreement, (ii) acknowledges, consents and agrees to the terms and provisions of this Consent and Agreement, and (iii) agrees to be bound by the terms and provisions of this Consent and Agreement, including, without limitation, such terms and provisions that affect Borrower and such Affiliate, and their respective assets and rights under the Alamosa Sprint Agreements. Without limiting the generality of the foregoing, Borrower and each Affiliate each acknowledges and agrees that :
(A) the right to appoint an Interim Manager is intended to allow the right and ability to preserve and/or protect the Collateral or its value and each Service Area Network or its value; (B) in the event of the sale of the Collateral by the Administrative Agent, the value of the Collateral may be dependent on the right of the Person purchasing the Collateral to assume or be a party to the applicable Sprint Agreements and acknowledges that any sale of the Collateral in accordance with Sections 6 and 10 hereof, the other provisions of this Consent and Agreement and, to the extent not inconsistent with this Consent and Agreement, the Loan Documents, is agreed to be a commercially reasonable disposition of the Collateral by Administrative Agent; and (C) Borrower and each Affiliate agrees to be liable for and to reimburse Sprint Spectrum or the Sprint Spectrum Designee all amounts expended by Sprint Spectrum or the Sprint Spectrum Designee under Section 11.6.3 of the Management Agreements as described in Sections 4(b) and 5(b) of this Consent and Agreement, and to cause the other Affiliates to perform their obligations under the Alamosa Sprint Agreements and this Consent and Agreement.

      Borrower also agrees as follows:

            1. It will not use the proceeds from any of the Loan Documents or from any other loan or extension of credit to which this Consent and Agreement relates for any purpose other than to (a) contribute or loan such proceeds to the Affiliates, (b) pay the cash portion of the merger consideration to the Targets (as that term is defined in the Commitment Letter), (c) refinance existing indebtedness under the EDC Facility, the Roberts Facility and the WOW Facility (as those terms are defined in the Commitment Letter), and (d) pay the Transaction Costs (as that term is defined in the Commitment Letter).

            2. Borrower agrees to promptly give Sprint PCS a copy of any notice it receives from the Administrative Agent or any Lender, and a copy of any notice Borrower gives to Administrative Agent or any Lender.

            3. Borrower agrees to give Sprint PCS a copy of all financial information it gives the Administrative Agent or any Lender.


                                     ALAMOSA HOLDINGS, LLC
                                     a Delaware limited liability company


                                     By: /s/ David E. Sharbutt
                                         -------------------------------------
                                         David E. Sharbutt,
                                         President


                                     TEXAS TELECOMMUNICATIONS LP
                                     a Texas limited partnership

                                     By  ALAMOSA DELAWARE GP, L.L.C.
                                         a Delaware limited liability company,
                                         as the sole general partner


                                         By: /s/ David E. Sharbutt
                                             ---------------------------------
                                             David E. Sharbutt
                                             President


                                     ALAMOSA WISCONSIN LIMITED PARTNERSHIP
                                     a Wisconsin limited partnership

                                     By  ALAMOSA WISCONSIN GP, L.L.C.
                                         a Delaware limited liability company,
                                         as the sole general partner


                                         By: /s/ David E. Sharbutt
                                             ---------------------------------
                                             David E. Sharbutt
                                             President


                                     ROBERTS WIRELESS COMMUNICATIONS, LLC
                                     a Missouri limited liability company

                                     By  ALAMOSA HOLDINGS, LLC
                                         a Delaware limited liability company,
                                         as the sole equity holder


                                         By: /s/ David E. Sharbutt
                                             ---------------------------------
                                             David E. Sharbutt
                                             President


                                     WASHINGTON OREGON WIRELESS, LLC
                                     a Delaware limited liability company

                                     By  ALAMOSA HOLDINGS, LLC
                                         a Delaware limited liability company,
                                         as the sole equity holder


                                         By: /s/ David E. Sharbutt
                                             ---------------------------------
                                             David E. Sharbutt
                                             President





             Acknowledgment, Consent and Agreement of Guarantors

      Each of the undersigned Guarantors (i) has reviewed this Consent and Agreement, (ii) acknowledges, consents and agrees to the terms and provisions of this Consent and Agreement, particularly as they modify the price (as set forth in the Alamosa Management Agreements) pursuant to which Sprint PCS may purchase the Operating Assets under Sections 6 and 10 hereof, and as they require the Borrower, an Affiliate and their Related Parties to sell an Affiliate's Licenses under Section 6 hereof, and (iii) agrees to be bound by the terms and provisions of this Consent and Agreement and to take such action as is necessary to cause an Affiliate and its Related Parties to comply with the terms and provisions of this Consent and Agreement. Without limiting the generality of the foregoing, each of the Guarantors acknowledges and agrees that: (A) the right to appoint an Interim Manager is intended to allow the right and ability to preserve and/or protect the Collateral or its value and each Service Area Network or its value; (B) in the event of the sale of the Collateral by the Administrative Agent, the value of the Collateral may be dependent on the right of the Person purchasing the Collateral to assume or be a party to the Sprint Agreements and acknowledges that any sale of the Collateral in accordance with Sections 6 and 10 hereof, the other provisions of this Consent and Agreement and, to the extent not inconsistent with this Consent and Agreement, the Loan Documents, is agreed to be a commercially reasonable disposition of the Collateral by Administrative Agent; and (C) each Guarantor agrees to be liable for and to reimburse Sprint Spectrum or the Sprint Spectrum Designee all amounts expended by Sprint Spectrum or the Sprint Spectrum Designee under Section 11.6.3 of the Alamosa Management Agreements described in Sections 4(b) and 5(b) of this Consent and Agreement, to cause the Affiliates to perform their obligations under the Alamosa Sprint Agreements and this Consent and Agreement, and to guarantee the payment and performance of the obligations of the Affiliates under the Deferred Amount Note executed by the Affiliates on the date of this Consent and Agreement.


                                     ALAMOSA HOLDINGS, INC.
                                     a Delaware corporation


                                     By: /s/ David E. Sharbutt
                                         -------------------------------------
                                         David E. Sharbutt,
                                         President


                                     ALAMOSA PCS HOLDINGS, INC.
                                     a Delaware corporation


                                     By: /s/ David E. Sharbutt
                                         -------------------------------------
                                         David E. Sharbutt,
                                         President


                                     ALAMOSA (DELAWARE), INC.
                                     a Delaware corporation


                                     By: /s/ David E. Sharbutt
                                         -------------------------------------
                                         David E. Sharbutt
                                         President


                                     TEXAS TELECOMMUNICATIONS LP
                                     a Texas limited partnership

                                     By  ALAMOSA DELAWARE GP, L.L.C.
                                         a Delaware limited liability company,
                                         as the sole general partner


                                         By: /s/ David E. Sharbutt
                                             ---------------------------------
                                             David E. Sharbutt
                                             President


                                     ALAMOSA WISCONSIN LIMITED PARTNERSHIP
                                     a Wisconsin limited partnership

                                     By  ALAMOSA WISCONSIN GP, L.L.C.
                                         a Delaware limited liability company,
                                         as the sole general partner


                                         By: /s/ David E. Sharbutt
                                             ---------------------------------
                                             David E. Sharbutt
                                             President


                                     ROBERTS WIRELESS COMMUNICATIONS, LLC
                                     a Missouri limited liability company

                                     By  ALAMOSA HOLDINGS, LLC
                                         a Delaware limited liability company,
                                         as the sole equity holder


                                         By: /s/ David E. Sharbutt
                                             ---------------------------------
                                             David E. Sharbutt
                                             President


                                     WASHINGTON OREGON WIRELESS, LLC
                                     a Delaware limited liability company

                                     By  ALAMOSA HOLDINGS, LLC
                                         a Delaware limited liability company,
                                         as the sole equity holder


                                         By: /s/ David E. Sharbutt
                                             ---------------------------------
                                             David E. Sharbutt
                                             President





Exhibit A

CONFIDENTIALITY AGREEMENT


THIS CONFIDENTIALITY AGREEMENT ("Agreement") is entered into as of __________, 200__, by and between Sprint Spectrum L.P. ("Sprint Spectrum"), a Delaware limited partnership, whose address is 4900 Main Street, 12th Floor, Kansas City, Missouri 64112, __________________________ ("Manager"),
a ______________ _______________________________, whose address is
_______________________________________________, ("Lender"), a ____________
__________________ whose address is ___________________________________ and
_________________________________ ("Potential Buyer"), a _______________
______________________________________, whose address is ___________________
__________________________, to assure the protection and preservation of the confidential and/or proprietary nature of information to be disclosed or made available to each other relating to the possible purchase by the Potential Buyer of the assets of the Manager and the possible affiliation of the Potential Buyer with Sprint Spectrum as a manager of the Sprint PCS network presently managed by the Manager (the "Transaction").

NOW, THEREFORE, in reliance upon and in consideration of the following undertakings, the parties, for themselves, or for any corporation, partnership, association, joint stock company, limited liability company, limited liability partnership, or trust directly or indirectly controlling, controlled by or under common control of such party, or a more than 50% owned subsidiary of such party (its "Affiliates"), agree as follows:

1. Scope. For purposes of this Agreement, the "Proprietary Information" of a party disclosing information (the "Discloser") means all information, whether communicated orally, in writing, by graphical representation, electronically or otherwise, relating to standards, guidelines, plans, policies and programs regarding the operation and management of the Discloser or any of its Affiliates and all technical, marketing, financial, strategic and other information regarding the Discloser or any of its Affiliates. Oral discussions about Proprietary Information are Proprietary Information. Proprietary Information includes all such information whether delivered to the party receiving the information (the "Recipient") directly by the Discloser or indirectly through an Affiliate, agent or lender of the Discloser or Recipient, or by another party to this Agreement.

2. Limitation. The term "Proprietary Information" does not include information that: (a) is now or is in the future in the public domain through no fault of the Recipient; (b) prior to disclosure pursuant to this Agreement is properly within the legitimate possession of the Recipient;
(c) subsequent to disclosure pursuant to this Agreement, is disclosed to the Recipient by a third party with respect to which the Recipient has no knowledge that such disclosure by such third party would result in a breach of an agreement of confidentiality; (d) is independently developed by the Recipient through parties who have not had, either directly or indirectly, access to or knowledge of such Proprietary Information; (e) is approved for disclosure by prior written permission of an authorized signatory of Discloser; and (f) is obligated to be produced (I) by law, rule or regulation, (II) by the requirements of any rating agency, stock exchange or association applicable to the Recipient, (III) under order of a court of competent jurisdiction, or (IV) pursuant to a similar requirement of a governmental agency or regulatory body regulating such entity, so long as to the extent practicable the party required to disclose the information provides the other party with prior written notice of any required disclosure pursuant to such law, order or requirement. In addition, and notwithstanding any other provision of this Agreement to the contrary, a Recipient may disclose Proprietary Information (y) to a financial institution or accredited investor (as that term is defined in Rule 501(a) under the Securities Act of 1933) that is considering providing financing to the Recipient and which financial institution or accredited investor has agreed to keep the Proprietary Information confidential in accordance with an agreement at least as restrictive as this Agreement; and (z) to the lawyers and accountants for the Recipient.

3. Use. Each party agrees to use the Proprietary Information received from another party to evaluate the Transaction and thereafter to operate the assets and business, if any, acquired pursuant to the Transaction. No other rights, and particularly licenses, trademarks, inventions, copyrights, patents, or any other intellectual property rights are implied or granted under this Agreement or by the conveying of Proprietary Information between the parties. Each party agrees that a Recipient may disclose Proprietary Information received by it, subject to the confidentiality provisions of this Agreement, to its Affiliates, and to the lawyers and accountants for such Recipient. In addition, Sprint Spectrum may disclose Proprietary Information, subject to the confidentiality provisions of this Agreement, to any entity (i) for which it is building a wireless network, or (ii) for which it has an obligation to associate the wireless network of the entity to the Sprint Spectrum network.

4. Reproduction. Proprietary Information supplied is not to be reproduced in any form except as required to accomplish the intent of this Agreement.

5. Duty of Care. All Proprietary Information may be disclosed by the Recipient to only such of the Recipient's employees (and agents who have a non-disclosure obligation at least as restrictive as this Agreement) who need to know such information for purposes of this Agreement and to such third parties as the Discloser has consented to hereunder or by prior written approval. In addition, the Recipient must provide the same care to avoid disclosure or unauthorized use of the Proprietary Information as it provides to protect its own similar proprietary information.

6. Ownership. All Proprietary Information, unless otherwise specified in writing, (a) remains the property of the Discloser, and (b) must be used by the Recipient only for the purpose intended. Upon termination of this Agreement, all copies of written, recorded, graphical or other tangible Proprietary Information must either be returned to the Discloser, or destroyed (i) after the Recipient's need for it has expired or (ii) upon the request of the Discloser. At the request of the Discloser, the Recipient will furnish a certificate of an officer of the Recipient certifying that any Proprietary Information not returned to Discloser has been destroyed.

7. Term. A Recipient may not disclose Proprietary Information to any third person, except as provided in this Agreement, for a period of three (3) years after the date of its disclosure to the Recipient (the "Term"). This Agreement may be terminated at any time during the Term by mutual agreement of the parties or upon sixty (60) days' written notice to the other parties; except that early termination of this Agreement will not relieve the Recipient of its obligations under this Agreement with respect to Proprietary Information exchanged prior to the effective date of termination. All of the obligations undertaken by each party as a Recipient will survive and continue after any termination of this Agreement for the Term.

8. Right to Disclose. Each party warrants that it has the right to disclose all Proprietary Information that it will disclose to another party pursuant to this Agreement, and each party agrees to indemnify and hold harmless the other from all claims by a third party related to the wrongful disclosure of such third party's information. Otherwise, neither party makes any representation or warranty, express or implied, with respect to any Proprietary Information.

9. Right to Enjoin Disclosure. The parties acknowledge that a Recipient's unauthorized disclosure or use of Proprietary Information may result in irreparable harm. Therefore, the parties agree that, in the event of violation or threatened violation of this Agreement, without limiting any other rights and remedies of each other, a temporary restraining order and/or an injunction to enjoin disclosure of Proprietary Information may be sought against the party who has breached or threatened to breach this Agreement and the party who has breached or threatened to breach this Agreement will not raise the defense of an adequate remedy at law.

10. Disclosure to Third Parties. All media releases and public announcements or disclosures by any party relating to this Agreement, its subject matter, or the purpose of this Agreement are to be coordinated with and consented to by the other parties in writing prior to the release or announcement.

11. No Partnership or Joint Venture Formed. The exchange of any Proprietary Information between the parties is not intended to be interpreted that the parties have formed or will form a partnership, joint venture or other relationship. Any business relationship between the parties, if any, must be governed by separate agreement.

12. Liability. Except as expressly provided hereunder, no party to this Agreement shall be responsible or liable for a breach of this Agreement by any other party hereto.

13. General. (a) This Agreement is governed and construed under the laws of the State of Missouri and there are no understandings, agreements or representations, express or implied, not specified herein. (b) For purposes of this project, this Agreement represents the entire understanding between the parties, and the terms of this Agreement supersede the terms of any prior agreements or understandings, written or oral. (c) This Agreement may not be amended except in a writing signed by the parties. (d) The provisions of this Agreement are to be considered as severable, and in the event that any provision is held to be invalid or unenforceable, the parties intend that the remaining provisions will remain in full force and effect. (e) Captions in this Agreement are for ease of reference only and should not be considered in the construction of this Agreement. (f) There are no third party beneficiaries to this Agreement. (g) Failure by a party to enforce or exercise any provision, right or option contained in this Agreement will not be construed as a present or future waiver of such provision, right or option. (h) THE EXISTENCE OF THIS AGREEMENT AND THE NATURE OF THE DISCUSSIONS BETWEEN THE PARTIES MAY NOT BE DISCLOSED BY ANY PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTIES, EXCEPT TO THE EXTENT REQUIRED BY LAW, RULE OR REGULATION.

IN WITNESS THEREOF, the parties have executed this Agreement as of the effective date stated above.


Sprint Spectrum L.P.
[Manager]_________________________


By:_______________________________



By:_______________________________
Name:   Name:
Title:  Title:


[Potential Buyer]                   [Lender]


By:_______________________________
By:_______________________________
Name:   Name:
Title:  Title:





EXHIBIT B

                            DEFERRED AMOUNT NOTE

                                                           February 14, 2001
                                                       Kansas City, Missouri


      FOR VALUE RECEIVED, ALAMOSA HOLDINGS, LLC, a Delaware limited liability company, TEXAS TELECOMMUNICATIONS, LP, a Texas limited partnership ("Texas"), ALAMOSA WISCONSIN LIMITED PARTNERSHIP, a Wisconsin limited partnership ("Wisconsin"), ROBERTS WIRELESS COMMUNICATIONS, L.L.C., a Missouri limited liability company ("Roberts"), and WASHINGTON OREGON WIRELESS LLC, a Delaware limited liability company ("WOW") (collectively, "Maker"), jointly and severally promise to pay to the order of Sprint Spectrum L.P., a Delaware limited partnership ("Sprint PCS"), or its successors and assigns, the principal sum or sums as may be advanced by the holder hereof from time to time to Maker or on Maker's behalf to CITICORP USA, INC., a Delaware corporation or its successors and assigns (the "Administrative Agent") pursuant to Section 6(d) of that certain Consent and Agreement dated as of February 14, 2000 among the Sprint Parties (as defined in the Consent) and the Administrative Agent (as amended, the "Consent"). Such sum or sums, if advanced, shall be advanced from and only from the eight percent (8%) of the Collected Revenues (as such term is defined in those certain Management Agreements between, among others, Texas and Sprint PCS, dated December 23, 1999, Wisconsin and Sprint PCS, dated December 6, 1999, Roberts and Sprint PCS, dated June 8, 1998, and WOW and Sprint PCS, dated January 25, 1999 (each such agreement, as it may be amended, modified, or supplemented from time to time, a "Management Agreement"and collectively, the "Alamosa Management Agreements")) retained by Sprint PCS pursuant to Section 10.1.1 of each of the Alamosa Management Agreements in an amount as set forth in Section 6(d) of the Consent. Such advanced sum or sums shall be noted by the holder hereof in its records or, at its option, on a schedule attached to this note, which records or schedule shall be rebuttably presumptive evidence of the principal owing and unpaid on this note. The holder hereof may also note on such records or schedule the interest due and payable on the principal amount or amounts remaining unpaid hereunder from time to time from the date hereof until payment in full. Interest shall be charged on the amounts owed under this note at a rate equal to the greatest of the then current (i) average interest rate of Maker's secured debt, (ii) average interest rate of Maker's unsecured debt, and (iii) Sprint PCS' cost of capital. Interest shall accrue and accumulate from the date the indebtedness is incurred (e.g., principal is advanced and expenses are incurred) until all amounts due hereunder are paid in full.

      Payments hereunder shall be due on the first (1st) day of each calendar month, commencing on the first day of the calendar month following the date the initial advance is made hereunder. The advances hereunder shall be payable in consecutive equal monthly installments of principal and interest, due and payable on the first day of each month, such that all principal and interest owing hereunder shall be fully paid in twelve (12) equal monthly payments (provided that the last such payment shall be in the amount necessary to repay the entire unpaid principal amount hereof, together with all accrued and unpaid interest hereon). Each time an additional amount is advanced hereunder, the then current unpaid principal amount hereof, together with all accrued and unpaid interest hereon, shall be re-amortized and the installment due dates rolled forward, such that the entire amount of principal and accrued unpaid interest shall be paid in full in twelve (12) equal monthly payments. Notwithstanding the foregoing, if Maker is in default or breach with regard to its obligations to the Administrative Agent or the Lenders (as defined in the Consent), then the payments due hereunder shall be deferred and shall not be due or payable until such default or breach is cured, at which time the entire unpaid balance of principal and all interest accrued thereon shall be paid in full in twelve (12) equal monthly payments. Notwithstanding any provision in this note to the contrary, this note shall mature and principal and interest shall be payable in full on the earliest to occur of (i) the date on which a Successor Manager (as such term is defined in the Consent) is qualified and assumes Maker's rights and obligations under the Alamosa Management Agreements and related agreements entered into between Maker and Sprint PCS, (ii) the date on which the Operating Assets (as such term is defined in each of the Alamosa Management Agreements) are purchased by a third-party buyer, (iii) the date on which a stock or other equity acquisition, merger, consolidation or other transaction resulting in the indirect transfer of the Operating Assets to a third-party buyer is consummated, or (iv) there is a Change of Control (as such term is defined in each of the Alamosa Management Agreements). In the event that the Operating Assets are purchased by a third-party buyer, or a stock or other equity acquisition, merger, consolidation or other transaction resulting in the indirect transfer of the Operating Assets to a third-party buyer is consummated, the obligations of Maker hereunder shall be paid after Maker pays its obligations to its secured lenders, but before any amounts are paid to any other creditors, or to Maker or any of its equity holders.

      Maker shall have the privilege, without penalty or premium, of prepaying all or any part of this note at any time. Any prepayment shall be applied first to unpaid interest accrued hereunder, and then applied to principal installments in the inverse order of maturity.

      This note shall be in default upon the occurrence of any one of the following events:

      (a) If any payment due hereunder is not made within five (5) days of when it becomes due and payable;

      (b) If any Management Agreement is terminated;

      (c) If Maker becomes insolvent, howsoever evidenced, or if Maker fails to pay its debts as they become due; or

      (d) If a receiver is appointed for any of the property of Maker or Maker makes an assignment for the benefit of creditors or a proceeding is filed by or against Maker under any law relating to bankruptcy, insolvency or reorganization or under any similar law.

If this note is in default and shall be continuing, then upon and after such default, so long as such default shall be continuing, the holder hereof shall have the right, exercisable at such holder's discretion, to declare the entire unpaid principal amount and all accrued interest due hereunder immediately due and payable without notice to Maker.

      No provision of this note shall be construed to mean that Maker has paid or contracted to pay, directly or indirectly, under any circumstances whatsoever, any sum in excess of that which lawfully may be charged or contracted for under any applicable laws relating to interest. If for any reason interest in excess of the highest lawful rate is at any time to be paid hereunder, any such excess shall constitute and shall be treated as a payment on the principal amount due hereunder and shall operate to reduce the principal amount due hereunder by such amount (without any prepayment penalty).

      Each payment made hereunder shall be applied first to interest accrued to the date of such payment and then to the remaining principal amount due. Each payment made hereunder shall be payable at such place as the legal holder hereof designates from time to time in writing in lawful money of the United States of America. If any payment of principal or interest on this note is due on a Saturday, Sunday or legal holiday under Missouri law, such payment shall be made on the next succeeding business day. Maker authorizes and agrees that payments due the holder of this note under this note may be made by right of setoff.

      If the holder of this note exercises a purchase right under the terms of the Alamosa Management Agreements, as modified by the Consent, such holder shall be entitled to a credit at the closing of such purchase against the purchase price in an amount equal to the amount owed under this note.

      If any payment due hereunder, or any portion thereof, is not paid when due, or if all unpaid principal and accrued interest due hereunder shall become due and payable by the legal holder's exercise of the foregoing right to accelerate upon default, then the same, and each of the same, shall thereafter bear interest from the date of such nonpayment or exercise, as appropriate, until payment in full at a rate per annum equal to the current rate per annum plus an additional four percent (4%).

      To the full extent permitted by law, Maker and all endorsers, sureties, guarantors and other persons who may become liable for the payment hereof severally waive demand, presentment, protest, notice of dishonor or nonpayment, notice of protest, and any and all lack of diligence in the enforcement or collection hereof and hereby consent to any renewals, extensions, or other indulgences, and releases of any of them, all without notice to any of them.


      No delay or omission of the holder of this note to exercise any right or power hereunder shall impair such right or power or be a waiver of any default or an acquiescence therein. Any single or partial exercise of any such right or power shall not preclude any or further exercise of any other right. No waiver is valid unless in writing signed by the holder of this note and then only to the extent specifically set forth in such writing. All remedies hereunder or by law afforded are cumulative and are available to the holder of this note until this note and other liabilities of the undersigned hereunder have been paid in full. If this note is placed in the hands of an attorney for collection, by suit or otherwise, or to enforce its collection or to protect any security for its payment, Maker shall pay all costs and expenses thereof together with reasonable attorneys' fees.

      This note is binding upon Maker and its successors and inures to the benefit of the holder hereof and its successors, transferees and assigns. Maker agrees that any transferee of this note has the rights of a holder in due course stated in and in accordance with Article 3 of the Uniform Commercial Code in effect in the State of Missouri. This note is made and executed under and is governed by and shall be enforced under the internal laws of Missouri.


          [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]




      IN WITNESS WHEREOF, Maker has caused this note to be executed and sealed by its duly authorized officers.


                                     ALAMOSA HOLDINGS, LLC
                                     a Delaware limited liability company


                                     By:
                                         -------------------------------------
                                         David E. Sharbutt,
                                         President


                                     TEXAS TELECOMMUNICATIONS LP
                                     a Texas limited partnership

                                     By  ALAMOSA DELAWARE GP, L.L.C.
                                         a Delaware limited liability company,
                                         as the sole general partner


                                         By:
                                             ---------------------------------
                                             David E. Sharbutt
                                             President


                                     ALAMOSA WISCONSIN LIMITED PARTNERSHIP
                                     a Wisconsin limited partnership

                                     By  ALAMOSA WISCONSIN GP, L.L.C.
                                         a Delaware limited liability company,
                                         as the sole general partner


                                         By:
                                             ---------------------------------
                                             David E. Sharbutt
                                             President


                                     ROBERTS WIRELESS COMMUNICATIONS, LLC
                                     a Missouri limited liability company

                                     By  ALAMOSA HOLDINGS, LLC
                                         a Delaware limited liability company,
                                         as the sole equity holder


                                         By:
                                             ---------------------------------
                                             David E. Sharbutt
                                             President


                                     WASHINGTON OREGON WIRELESS, LLC
                                     a Delaware limited liability company

                                     By  ALAMOSA HOLDINGS, LLC
                                         a Delaware limited liability company,
                                         as the sole equity holder


                                         By:
                                             ---------------------------------
                                             David E. Sharbutt
                                             President


                                     SPRINT SPECTRUM, L.P.


                                     By:
                                         -------------------------------------
                                         Thomas E. Mateer,
                                         Vice President - Affiliations